UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2023

HEALTH DISCOVERY CORPORATION

(Exact name of registrant as specified in charter)

GA	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 SUMMIT BLVD, SUITE 300
ATLANTA, GA	30319
(Address of principal executive offices)	(Zip Code)

(404) 566-4865

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HDVY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Health Discovery Corporation (the “Company”) today issued the following statement: “It is with great sadness that we announce that George McGovern, Chairman and Chief Executive Officer of the Company, died today in Pennsylvania. On behalf of our Board of Directors, we extend our deepest sympathies to George’s family. George was a larger-than-life figure who brought his remarkable passion and energy to every challenge.”

The Board of Directors expects to make an announcement regarding an interim successor for Mr. McGovern in the near future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION
Registrant

Dated: June 30, 2023	By:	/s/ William F. Fromholzer
William F. Fromholzer Board Member

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